UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2019

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Marathon Blvd., Suite 200, Austin, Texas 78756

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Cytori Therapeutics, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company's 2014 Equity Incentive Plan (the “Restated Plan”).  The Restated Plan provided for an increase in the number of shares of common stock reserved for issuance pursuant to awards thereunder from 1,040,013 shares to 5,040,013 shares, the limit on the number of shares that may be issued pursuant to incentive stock options under the Restated Plan was increased from 1,040,013 shares to 5,040,013 shares, and the term of the Restated Plan was extended through April 2029.  The information regarding the Restated Plan set forth under, or incorporated by reference into, Item 5.07 below, is incorporated into this Item 5.02 by reference.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal #3—Approval of Amendment and Restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2019. The Company’s directors and officers are eligible to participate in the Restated Plan. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders

(a)	On July 11, 2019, the Company reconvened its Annual Meeting. The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the SEC on April 19, 2019.

(b)

As of March 29, 2019, the record date for the Annual Meeting, 21,905,795 shares of the Company’s common stock were issued and outstanding. A quorum of 15,216,530 shares of common stock were present or represented at the Annual Meeting. The following items of business were voted upon by stockholders at the Annual Meeting:

1.

Election of Directors. The following members of the Board of Directors were elected to serve until the 2020 annual meeting of stockholders and until their respective successors are elected and qualified, as follows:

	VOTES FOR	WITHHOLD AUTHORITY
Richard J. Hawkins	3,678,731	985,288
Marc H. Hedrick, M.D.	3,665,650	998,369
Ronald A. Martell	3,652,565	1,011,454
Gregg A. Lapointe	3,662,612	1,001,407

Broker Non-Votes: 10,552,511

2.

Ratify Independent Registered Public Accountants.  The appointment of BDO USA, LLP, independent registered public accountants, to act as the Company’s independent auditors for the fiscal year ending December 31, 2019 was ratified, as follows:

FOR	AGAINST	ABSTAIN
14,291,027	879,908	45,595

3.	Approve the amendment and restatement of the Company’s 2014 Equity Incentive Plan. The amendment and restatement of the Company’s 2014 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN
2,980,698	1,563,121	120,200

Broker Non-Votes: 10,552,511

4.

Approve an amendment to the Company's amended and restated certificate of incorporation, as amended, to effect, at the discretion of the Board of Directors, a reverse stock split of shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-5 and not greater than 1-for-50, such exchange ratio to be determined by the Board of Directors at its sole discretion.  The proposal was approved, as follows:

FOR	AGAINST	ABSTAIN
11,025,486	3,891,840	299,204

5.	Advisory Vote on Compensation of our Named Executive Officers. The advisory vote on the compensation of our named executive officers was as follows:

FOR	AGAINST	ABSTAIN
3,061,489	1,375,179	227,351

Broker Non-Votes: 10,552,511

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

Exhibit No.	Description
10.1

2014 Equity Incentive Plan of Cytori Therapeutics, Inc., as Amended and Restated (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: July 11, 2019	By: /s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D.
President and Chief Executive Officer